UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Commission File No.: 0-28887

Date of Report: May 18, 2015

WESTPORT ENERGY HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	22-3328734
(State of other jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)

100 Overlook Center, 2nd Floor	08540
(Address of principal executive offices)	(Zip Code)

(609) 498-7029
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (18 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (18 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (18 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (18 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

(a)	On March 21, 2013 Westport Energy Holdings Inc., a Delaware corporation (“Westport”) issued to YA Global Investments, L.P., a Cayman Islands limited partnership (“YA Global”) a Secured Convertible Debenture dated March 21, 2013 in the principal amount of $50,000 (“Debenture CICS-20”). Debenture CICS-20 bears interest at the rate of 9% per annum, payable at maturity. The maturity date for payment of Debenture CICS-20 is December 31, 2013. The holder of Debenture CICS-20 is entitled to convert the principal and accrued interest on the debenture into common stock of Westport (the “Common Stock”) at a conversion rate equal to the lesser of (a) $15.00, or (b) 90% of the lowest daily volume-weighted average price of the Common Stock during the 10 consecutive trading days immediately preceding the conversion date or other date of determination, subject to adjustment as provided for in the debenture. The shares of Common Stock into which Debenture CICS-20 may be converted will not be registered for resale and shall be subject to the rights and restrictions of Rule 144.

Debenture CICS-20 was issued as the ninth funding tranche pursuant to that certain Debenture Purchase Agreement Amendment between Westport and YA Global dated March 21, 2013, which modified the “Third Funding” of $475,000 under that certain Debenture Purchase Agreement dated December 6, 2011 between Westport and YA Global (the “Debenture Purchase Agreement”) so that such Third Funding would be funded in multiple tranches as follows: (i) the first of tranche of $25,000 closed on August 13, 2012; (ii) the second tranche of $25,000 closed on August 29, 2012; (iii) the third tranche of $50,000 closed on September 7, 2012; (iv) the fourth tranche of $50,000 closed on October 2, 2012; (v) the fifth tranche of $75,000 closed on November 6, 2012; (vi) the sixth tranche of $100,000 closed on December 1, 2012; (vii) the seventh tranche of $50,000 closed on January 18, 2013; (viii) the eighth tranche of $50,000 closed on February 12, 2013 and (ix) the ninth tranche of $50,000 closed on March 21, 2013.

The foregoing descriptions of Debenture CICS-20 the Debenture Purchase Agreement Amendment related thereto do not purport to be complete and are qualified in their entirety by reference to the full text of such documents filed as Exhibits 10.1 and 10.2 hereto.

(b)	On April 24, 2013 Westport issued to YA Global a Secured Convertible Debenture dated April 24, 2013 in the principal amount of $25,000 (“Debenture CICS-21”). Debenture CICS-21 bears interest at the rate of 9% per annum, payable at maturity. The maturity date for payment of Debenture CICS-21 is December 31, 2013. The holder of Debenture CICS-21 is entitled to convert the principal and accrued interest on the debenture into Common Stock at a conversion rate equal to the lesser of (a) $15.00, or (b) 90% of the lowest daily volume-weighted average price of the Common Stock during the 10 consecutive trading days immediately preceding the conversion date or other date of determination, subject to adjustment as provided for in the debenture. The shares of Common Stock into which Debenture CICS-21 may be converted will not be registered for resale and shall be subject to the rights and restrictions of Rule 144.

Debenture CICS-21 was issued pursuant to that certain Debenture Purchase Agreement Amendment between Westport and YA Global dated April 24, 2013, which amendment (i) increased the purchase amount of the Debenture Purchase Agreement from $1,545,000 to $1,570,000 and (ii) modified the “Third Funding” of the Debenture Purchase Agreement so that the additional $25,000 added to the Debenture Purchase Agreement amount would be funded as the “Tenth Tranche” of the “Third Funding.” The closing of the “Tenth Tranche” occurred on April 24, 2013.

The foregoing descriptions of Debenture CICS-21 the Debenture Purchase Agreement Amendment related thereto do not purport to be complete and are qualified in their entirety by reference to the full text of such documents filed as Exhibits 10.3 and 10.4 hereto.

(c)	On June 1, 2013 Westport issued to YA Global a Secured Convertible Debenture dated June 14, 2013 in the principal amount of $200,000 (“Debenture CICS-22”). Debenture CICS-22 bears interest at the rate of 9% per annum, payable at maturity. The maturity date for payment of Debenture CICS-22 is December 31, 2013. The holder of Debenture CICS-22 is entitled to convert the principal and accrued interest on the debenture into Common Stock of Westport at a conversion rate equal to the lesser of (a) $15.00, or (b) 90% of the lowest daily volume-weighted average price of the Common Stock during the 10 consecutive trading days immediately preceding the conversion date or other date of determination, subject to adjustment as provided for in the debenture. The shares of Common Stock into which Debenture CICS-22 may be converted will not be registered for resale and shall be subject to the rights and restrictions of Rule 144.

Debenture CICS-22 was issued pursuant to that certain Debenture Purchase Agreement Amendment between Westport and YA Global dated May 31, 2013, which amendment (i) created a new series of convertible debentures entitled “Series D Convertible Debentures” and (ii) provided for the issuance of the first Series D Debenture (Debenture CICS-22) in the principal amount of $200,000. The closing of the purchase of Debenture CICS-22 occurred on June 1, 2013.

Debenture CICS-22 was issued in consideration for the assignment from YA Global to Westport Energy LLC of a certain debenture issued by Neomedia Technologies Inc. (“Neomedia”) to YA Global with an original issuance date of December 8, 2011, which debenture was for the original principal amount of $150,000 plus accrued interest of $14,830.82 with an interest rate of 9.5% per annum (the “Neomedia Debenture”), in accordance with the terms a certain Non-Recourse Assignment Agreement entered into by and between Westport Energy LLC and YA Global dated May 31, 2013 (the “Neomedia Asssignment Agreement”). Westport Energy LLC and YA Global also entered into a Collateral Assignment agreement dated May 31, 2013 pursuant to which Westport Energy LLC made a collateral assignment to YA Global of certain rights of Westport Energy LLC with respect to the Neomedia Debenture (the “Neomedia Collateral Assignment”). Neomedia was informed of the assignment of the Neomedia Debenture to Westport Energy LLC pursuant to a letter from YA Global to Neomedia dated May 31, 2013 (the “Neomedia Letter”)

The foregoing descriptions of Debenture CICS-22, the Debenture Purchase Agreement Amendment related thereto, the Neomedia Assignment, the Neomedia Collateral Assignment, the Neomedia Debenture and the Neomedia Letter do not purport to be complete and are qualified in their entirety by reference to the full text of such documents filed as Exhibits 10.5 through 10.10 hereto.

(d)	On June 14, 2013 Westport issued to YA Global a Secured Convertible Debenture dated June 14, 2013 in the principal amount of $25,000 (“Debenture CICS-23”). Debenture CICS-23 bears interest at the rate of 9% per annum, payable at maturity. The maturity date for payment of Debenture CICS-23 is December 31, 2013. The holder of Debenture CICS-23 is entitled to convert the principal and accrued interest on the debenture into Common Stock of Westport at a conversion rate equal to the lesser of (a) $15.00, or (b) 90% of the lowest daily volume-weighted average price of the Common Stock during the 10 consecutive trading days immediately preceding the conversion date or other date of determination, subject to adjustment as provided for in the debenture. The shares of Common Stock into which Debenture CICS-23 may be converted will not be registered for resale and shall be subject to the rights and restrictions of Rule 144.

Debenture CICS-23 was issued pursuant to that certain Debenture Purchase Agreement Amendment between Westport and YA Global dated June 14, 2013, which amendment (i) increased the purchase amount of the Debenture Purchase Agreement from $1,570,000 to $1,595,000 and (ii) modified the “Third Funding” of the Debenture Purchase Agreement so that the additional $25,000 added to the Debenture Purchase Agreement amount would be funded as the “Eleventh Tranche” of the “Third Funding.” The closing of the “Eleventh Tranche” occurred on June 14, 2013.

The foregoing descriptions of Debenture CICS-23 the Debenture Purchase Agreement Amendment related thereto do not purport to be complete and are qualified in their entirety by reference to the full text of such documents filed as Exhibits 10.11 and 10.12 hereto.

(e)	On July 12, 2013 Westport issued to YA Global a Secured Convertible Debenture dated July 11, 2013 in the principal amount of $25,000 (“Debenture CICS-24”). Debenture CICS-24 bears interest at the rate of 9% per annum, payable at maturity. The maturity date for payment of Debenture CICS-24 is December 31, 2013. The holder of Debenture CICS-24 is entitled to convert the principal and accrued interest on the debenture into Common Stock of Westport at a conversion rate equal to the lesser of (a) $15.00, or (b) 90% of the lowest daily volume-weighted average price of the Common Stock during the 10 consecutive trading days immediately preceding the conversion date or other date of determination, subject to adjustment as provided for in the debenture. The shares of Common Stock into which Debenture CICS-24 may be converted will not be registered for resale and shall be subject to the rights and restrictions of Rule 144.

Debenture CICS-24 was issued pursuant to that certain Debenture Purchase Agreement Amendment between Westport and YA Global dated July 11, 2013, which amendment (i) increased the Debenture Purchase Agreement from $1,595,000 to $1,620,000 and (ii) modified the “Third Funding” of the Debenture Purchase Agreement so that the additional $25,000 added to the Debenture Purchase Agreement amount would be funded as the “Twelfth Tranche” of the “Third Funding.” The closing of the “Twelfth Tranche” occurred on July 12, 2013.

The foregoing descriptions of Debenture CICS-24 the Debenture Purchase Agreement Amendment related thereto do not purport to be complete and are qualified in their entirety by reference to the full text of such documents filed as Exhibits 10.13 and 10.14 hereto.

(f)	On August 20, 2013 Westport issued to YA Global a Secured Convertible Debenture dated August 19, 2013 in the principal amount of $100,000 (“Debenture CICS-25”). Debenture CICS-25 bears interest at the rate of 9% per annum, payable at maturity. The maturity date for payment of Debenture CICS-25 is December 31, 2013. The holder of Debenture CICS-25 is entitled to convert the principal and accrued interest on the debenture into Common Stock of Westport at a conversion rate equal to the lesser of (a) $15.00, or (b) 90% of the lowest daily volume-weighted average price of the Common Stock during the 10 consecutive trading days immediately preceding the conversion date or other date of determination, subject to adjustment as provided for in the debenture. The shares of Common Stock into which Debenture CICS-25 may be converted will not be registered for resale and shall be subject to the rights and restrictions of Rule 144.

Debenture CICS-25 was issued pursuant to that certain Debenture Purchase Agreement Amendment between Westport and YA Global dated August 19, 2013, which amendment (i) increased the purchase amount of that certain Debenture Purchase Agreement from $1,620,000 to $1,720,000 and (ii) modified the “Third Funding” of the Debenture Purchase Agreement so that the additional $100,000 added to the Debenture Purchase Agreement amount would be funded as the “Thirteenth Tranche” of the “Third Funding.” The closing of the “Thirteenth Tranche” occurred on August 20, 2013.

The foregoing descriptions of Debenture CICS-25 the Debenture Purchase Agreement Amendment related thereto do not purport to be complete and are qualified in their entirety by reference to the full text of such documents filed as Exhibits 10.15 and 10.16 hereto.

(g)	On November 1, 2013 Westport issued to YA Global a Secured Convertible Debenture dated November 1, 2013 in the principal amount of $50,000 (“Debenture CICS-26”). Debenture CICS-26 bears interest at the rate of 9% per annum, payable at maturity. The maturity date for payment of Debenture CICS-26 is December 31, 2013. The holder of Debenture CICS-26 is entitled to convert the principal and accrued interest on the debenture into common stock of Westport (the “Common Stock”) at a conversion rate equal to the lesser of (a) $15.00, or (b) 90% of the lowest daily volume-weighted average price of the Common Stock during the 10 consecutive trading days immediately preceding the conversion date or other date of determination, subject to adjustment as provided for in the debenture. The shares of Common Stock into which Debenture CICS-26 may be converted will not be registered for resale and shall be subject to the rights and restrictions of Rule 144.

Debenture CICS-26 was issued pursuant to that certain Debenture Purchase Agreement Amendment between Westport and YA Global dated November 1, 2013, which amendment (i) increased the purchase amount of that certain Debenture Purchase Agreement from $1,720,000 to $1,770,000 and (ii) modified the “Third Funding” of the Debenture Purchase Agreement so that the additional $50,000 added to the Debenture Purchase Agreement amount would be funded as the “Fourteenth Tranche” of the “Third Funding.” The closing of the “Fourteenth Tranche” occurred on November 1, 2013.

The foregoing descriptions of Debenture CICS-26 the Debenture Purchase Agreement Amendment related thereto do not purport to be complete and are qualified in their entirety by reference to the full text of such documents filed as Exhibits 10.17 and 10.18 hereto.

(h)	On December 19, 2013 Westport issued to YA Global a Secured Convertible Debenture dated December 19, 2013 in the principal amount of $50,000 (“Debenture CICS-27”). Debenture CICS-27 bears interest at the rate of 9% per annum, payable at maturity. The maturity date for payment of Debenture CICS-27 is December 31, 2013. The holder of Debenture CICS-27 is entitled to convert the principal and accrued interest on the debenture into Common Stock of at a conversion rate equal to the lesser of (a) $15.00, or (b) 90% of the lowest daily volume-weighted average price of the Common Stock during the 10 consecutive trading days immediately preceding the conversion date or other date of determination, subject to adjustment as provided for in the debenture. The shares of Common Stock into which Debenture CICS-27 may be converted will not be registered for resale and shall be subject to the rights and restrictions of Rule 144.

Debenture CICS-27 was issued pursuant to that certain Debenture Purchase Agreement Amendment between Westport and YA Global dated December 19, 2013, which amendment (i) increased the purchase amount of the Debenture Purchase Agreement from $1,770,000 to $1,820,000 and (ii) modified the “Third Funding” of the Debenture Purchase Agreement so that the additional $50,000 added to the Debenture Purchase Agreement amount would be funded as the “Fifteenth Tranche” of the “Third Funding.” The closing of the “Fifteenth Tranche” occurred on December 19, 2013.

The foregoing descriptions of Debenture CICS-27 the Debenture Purchase Agreement Amendment related thereto do not purport to be complete and are qualified in their entirety by reference to the full text of such documents filed as Exhibits 10.19 and 10.20 hereto.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1

Secured Convertible Debenture No. CICS-20 dated March 21, 2013 in the principal amount of $50,000, with YA Global Investments L.P. as the “Holder” thereunder and Westport Energy Holdings Inc. as the “Company” thereunder.

10.2	Agreement dated March 21, 2013 entered into by and between Westport Energy Holdings Inc. and YA Global Investments L.P. amending the Debenture Purchase Agreement.

10.3	Secured Convertible Debenture No. CICS-21 dated May 14, 2013 in the principal amount of $50,000, with YA Global Investments L.P. as the “Holder” thereunder and Westport Energy Holdings Inc. as the “Company” thereunder.

10.4	Agreement dated April 24, 2013 entered into by and between Westport Energy Holdings Inc. and YA Global Investments L.P. amending the Debenture Purchase Agreement.

10.5	Secured Convertible Debenture No. CICS-22 dated June 1, 2013 in the principal amount of $50,000, with YA Global Investments L.P. as the “Holder” thereunder and Westport Energy Holdings Inc. as the “Company” thereunder.

10.6	Agreement dated May 31, 2013 entered into by and between Westport Energy Holdings Inc. and YA Global Investments L.P. amending the Debenture Purchase Agreement.

10.7	Non-Recourse Assignment dated May 31, 2013 entered into by and between Westport Energy LLC and YA Global Investments L.P.

10.8	Collateral Assignment dated May 31, 2013 entered into by and between Westport Energy LLC and YA Global Investments L.P.

10.9	Secured Convertible Debenture No. NEOM-11-11 with an original issuance date of December 8, 2011 in the principal amount of $150,000.00 plus $14,830.82 in accrued interest, with Westport Energy LLC as the “Holder” thereunder and Neomedia Technologies Inc. as the “Company” thereunder.

10.10	Letter from YA Global Investments L.P. to Neomedia Technologies Inc. dated May 31, 2013 informing Neomedia of Assignment of Debenture No. NEOM-11-11 to Westport Energy LLC.

10.11	Secured Convertible Debenture No. CICS-23 dated June 14, 2013 in the principal amount of $50,000, with YA Global Investments L.P. as the “Holder” thereunder and Westport Energy Holdings Inc. as the “Company” thereunder.

10.12	Agreement dated June 14, 2013 entered into by and between Westport Energy Holdings Inc. and YA Global Investments L.P. amending the Debenture Purchase Agreement.

10.13	Secured Convertible Debenture No. CICS-24 dated July 12, 2013 in the principal amount of $25,000, with YA Global Investments L.P. as the “Holder” thereunder and Westport Energy Holdings Inc. as the “Company” thereunder.

10.14	Agreement dated July 11, 2013 entered into by and between Westport Energy Holdings Inc. and YA Global Investments L.P. amending the Debenture Purchase Agreement.

10.15	Secured Convertible Debenture No. CICS-25 dated August 20, 2013 in the principal amount of $100,000, with YA Global Investments L.P. as the “Holder” thereunder and Westport Energy Holdings Inc. as the “Company” thereunder.

10.16	Agreement dated August 19, 2013 entered into by and between Westport Energy Holdings Inc. and YA Global Investments L.P. amending the Debenture Purchase Agreement.

10.17	Secured Convertible Debenture No. CICS-26 dated November 1, 2013 in the principal amount of $50,000, with YA Global Investments L.P. as the “Holder” thereunder and Westport Energy Holdings Inc. as the “Company” thereunder.

10.18	Agreement dated November 1, 2013 entered into by and between Westport Energy Holdings Inc. and YA Global Investments L.P. amending the Debenture Purchase Agreement.

10.19	Secured Convertible Debenture No. CICS-27 dated December 19, 2013 in the principal amount of $50,000, with YA Global Investments L.P. as the “Holder” thereunder and Westport Energy Holdings Inc. as the “Company” thereunder.

10.20	Agreement dated December 19, 2013 entered into by and between Westport Energy Holdings Inc. and YA Global Investments L.P. amending the Debenture Purchase Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 18, 2015	WESTPORT ENERGY HOLDINGS INC.

	By:	/s/ Stephen J. Schoepfer
Stephen J. Schoepfer, Chief Executive Officer